UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

Online Vacation Center Holdings Corp.
(Exact name of registrant as specified in its charter)

Florida	0-32137	65-0701352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 N.W. 66th Avenue, Plantation, Florida 33313
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 377-6400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05, Item 2.06 Costs Associated with Exit or Disposal Activities and Material Impairments

Effective September 30, 2009, the Board of Directors of Online Vacation Center Holdings Corp. (the “Company”) granted the Company the authority to sell Thoroughbred Travel, LLC dba Journeys Unlimited (“Journeys”) and La Tours and Cruises, Inc. dba West University Travel (“West U”). Journeys was acquired in September 2006 and West U was acquired in January 2007. The Board of Directors also granted the Company the authority to dissolve La Fern, Inc. dba Leisure Link International (“La Fern”). La Fern was acquired in December 2006.

The Company expects that the sale of Journeys and West U will be completed within one year of the Board of Director’s authorization date. While the Company’s management has held preliminary discussions with potential purchasers of Journeys and West U, a definitive agreement to sell the businesses has not yet been reached and no assurance can be given that one will be reached on terms acceptable to the Company. At this time, it is difficult to estimate the costs or expenses that will be incurred by the Company in selling Journeys and West U, however, the Company will undertake a review of the carrying value of any intangibles and goodwill associated with these businesses as a result of the Board’s authorization. Beginning with the quarterly report for the third quarter ended September 30, 2009, income and expense items associated with Journeys, West U, and La Fern will be classified as discontinued operations, all assets and liabilities of West U and Journeys will be classified as available for sale and prior periods will be reclassified to conform with these classifications.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s ability to sell Journeys and West U by September 30, 2010. Such statements are based upon current expectations, assumptions and projections about the Company and may differ materially from actual results due to a variety of factors, including, but not limited to the Company’s ability to sell Journeys and West U within the next year, business and economic conditions and other risks described in the Company’s annual and quarterly filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2009                          ONLINE VACATION CENTER HOLDINGS CORP.

                                                              BY: /s/ EDWARD B. RUDNER
                                                              Edward B. Rudner
                                                              Chief Executive Officer

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